UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04656

ELLSWORTH FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

ELLSWORTH FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  September 30, 2014

Date of reporting period: March 31, 2014

ITEM 1.

REPORTS TO STOCKHOLDERS.

ELLSWORTH FUND LTD.

2014 Semi-Annual Report

March 31, 2014

2014 Semi-Annual Report
March 31, 2014

Ellsworth Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through March 31, 2014 with dividends reinvested

	Calendar		Annualized			10 Year
	YTD	1 Year	3 Years	5 Years	10 Years	Volatility *
Ellsworth market price	5.74%	15.98%	7.88%	16.98%	6.00%	15.41%
Ellsworth net asset value	3.87	16.70	8.88	17.05	6.18	12.18
Bank of America Merrill Lynch All
U.S. Convertibles Index	4.33	21.16	10.56	19.19	7.13	12.47
Barclays Balanced U.S.
Convertibles Index	3.18	16.51	8.85	15.81	NA	NA
S&P 500® Index	1.80	21.83	14.61	21.12	7.41	15.01

Bank of America Merrill Lynch All U.S. Convertibles Index and S&P 500® Index performance in the table above are from the Bloomberg L.P. pricing service. Barclays Balanced U.S. Convertibles Index performance is from Barclays Capital.

Ellsworth’s net asset value performance in the table above has not been adjusted for expenses. Performance data represents past results and does not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Values			Market Prices (NYSE MKT symbol: ECF)
Qtr. Ended	High	Low	Close	High	Low	Close
6/30/13	$9.39	$8.88	$9.07	$7.99	$7.44	$7.66
9/30/13	9.62	9.11	9.54	7.99	7.61	7.87
12/31/13	9.85	9.42	9.85	8.27	7.75	8.19
3/31/14	10.40	9.74	10.16	8.62	8.08	8.60

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total
5/16/13	5/30/13	$0.06	$—	$0.06
8/15/13	8/29/13	0.06	—	0.06
10/31/13	11/27/13	0.06	—	0.06
2/13/14	2/27/14	0.06	—	0.06
		$0.24	$—	$0.24

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To Our Shareholders

May 12, 2014

In our last letter, we noted that we are expanding the common stock portion of our portfolio. We have continued to do so during the most recent quarter, with a focus on common stocks that we believe have a favorable mix of yield and growth. These are characteristics similar to those of attractive convertible securities. We have used these investments to diversify our sector exposure and to create a portfolio that has a balanced mix of growth and income that is complementary to the existing portfolio. Although convertible securities still form the core of the Fund, common stocks made up nearly a quarter of the portfolio, with an average yield of 3.6%, as of March 31st.

The convertible securities market has been off to a good start in 2014. The Bank of America Merrill Lynch All US Convertibles Index was up 4.33% through March 31 versus 1.8% for the S&P 500® Index. Issuance has cooled off slightly from the torrid pace at the end of 2013, but with $13.9B in issuance through May 9th, we are still on pace for issuance to exceed redemptions for the first time since 2008. This increase in issuance is good for our market as it expands the universe both in size and in number of investable names.

We have seen some of the general trends in the stock market this year making their way into the convertible securities market as well. As growth stocks have recently fallen out of favor, many of the high-priced, equity-sensitive convertible securities have declined a bit from their lofty valuations. Meanwhile, total return convertibles have acted well, leading to a more balanced convertible market than we have seen in recent months.

Barclays has measured the convertible securities market as of March 31, 2014 at $235.3 billion with 542 issues, consisting of 55.6% equity sensitive issues with an average annual yield of 2.57%, 30.3% total return issues with an average yield of 3.32%, 13.5% credit sensitive issues with an average yield of 4.32%, and 0.6% distressed issues with an average yield of 14.60%, by market weight. Investment grade issues made up only 19% of the market with 36% rated below investment grade. The remaining issues are not rated. The top three sectors with convertible securities outstanding are Information Technology at 24.8%, Financials at 17.9%, and Health Care at 16.6%.

The portfolio of Ellsworth Fund Ltd. at quarter end consisted of 56.2% cash-pay convertible bonds and notes, 8.1% mandatory convertible issues, 11.6% convertible preferred stock, and 23.4% common stock. The bonds had an average current annual yield of 2.34%; the mandatory convertible securities, 5.14%; the preferred shares, 5.93%; and the common shares, 3.60%. The Fund’s median premium-to-conversion value was 17.6%. We calculate that equities and equity-sensitive convertible issues made up 59% of the Fund’s portfolio, with credit sensitive issues accounting for 12% of the Fund’s portfolio, and total return convertible issues at 29%.

Performance for Ellsworth’s second fiscal quarter ended March 31, 2014 was enhanced by exposure to the Utilities and Information Technology sectors. Performance was held back, however, by the Fund’s exposure to the Materials and Energy sectors. The Fund’s largest sector exposure as of March 31, 2014 was in Information Technology (22.4%), Financials (19.6%) and Health Care (16.2%).

As previously reported the Board of Trustees of the Fund authorized a share repurchase program of up to 3% of the outstanding shares of the Fund as a way to address what the Trustees believe to be an undervaluation of the Fund’s shares. The Fund bought a total of 405,236 shares (3% of the number of outstanding shares at the time the repurchase program commenced) at an average price of $8.25 per share, pursuant to the repurchase program.

continued on the following page

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To Our Shareholders (continued)

The results of the 2014 annual meeting of shareholders are shown in the Miscellaneous Notes section of this report. We thank you for your participation and support. At its April meeting, the Board of Trustees of the Fund declared a dividend of $0.06 per share, consisting of undistributed net investment income. The dividend is payable on May 29, 2014, to shareholders of record on May 15, 2014.

Portfolio Managers:

Thomas H. Dinsmore
Jane D. O’Keeffe
James A. Dinsmore

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Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets
Gilead Sciences, Inc.	$3,112,505	2.3%
Gilead Sciences is a research-based biopharmaceutical company that discovers, develops and commercializes medicines. Gilead’s primary areas of focus include human immunodeficiency virus (HIV)/AIDS, liver diseases, and cardiovascular/metabolic and respiratory conditions.

United Technologies Corp.	2,662,800	2.0
United Technologies provides high technology products and services to the building systems and aerospace industries worldwide.

AT&T Inc.	2,454,900	1.8
AT&T is a provider of telecommunications services in the U.S. and worldwide. These include wireless communications, local exchange services, long-distance services, data/broadband and Internet services, and video services.

The Priceline Group Inc.	2,415,062	1.8
Priceline is an online travel company that offers its customers hotel room reservations at over 295,000 hotels worldwide through the Booking.com, priceline.com and Agoda brands. In the United States, it also offers its customers reservations for car rentals, airline tickets, vacation packages, destination services and cruises through the priceline.com brand.

Iconix Brand Group, Inc.	2,390,156	1.8
Iconix is a brand management company engaged in licensing, marketing and providing trend direction for a portfolio of consumer brands. The company is the owner of the brands through its wholly owned subsidiaries, which it licenses directly to retailers, wholesalers and suppliers.

NextEra Energy, Inc.	2,243,350	1.7
NextEra is an electric power company that has over 42,000 megawatt of generating capacity in 26 states in the United States and four provinces in Canada. It also purchases electric power for resale to its customers and provides risk management services related to power and gas consumption for a limited number of customers.

Hawaiian Holdings, Inc.	2,074,922	1.6
Hawaiian Holdings is a holding company whose primary asset is the sole ownership of all issued and outstanding shares of common stock of Hawaiian Airlines, Inc., which is engaged in the scheduled air transportation of passengers and cargo amongst the Hawaiian Islands, between the islands and certain cities in the United States, and between the islands and the South Pacific, Australia and Asia.

Nuance Communications, Inc.	2,013,750	1.5
Nuance is a provider of speech, imaging and keypad solutions for businesses, organizations and consumers worldwide. The company’s solutions are used for tasks and services, such as requesting information from a phone-based, self-service solution, dictating medical records, searching the mobile Web by voice, or entering a destination into a navigation system.

Total	$19,367,445	14.5%

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Major Industry Exposure

% Total Net Assets
Semiconductors & Semiconductor Equipment	8.6%
Biotechnology	7.5
Software	6.9
Pharmaceuticals	6.7
Real Estate Investment Trusts	6.5
Oil, Gas & Consumable Fuels	5.6
Diversified Telecommunications Services	3.7
Food Products	3.3
Commercial Banks	2.9
Insurance	2.8

Total	54.5%

Major Portfolio Changes by underlying common stock

Six months ended March 31, 2014

ADDITIONS	REDUCTIONS
AMAG Pharmaceuticals, Inc.	Allscripts Healthcare Solutions, Inc.

Carriage Services, Inc.	Annaly Capital Management, Inc.

Church & Dwight Co., Inc.	Array BioPharma Inc.

ConAgra Foods, Inc.	AuRico Gold Inc.

Crown Castle International Corp.	CEMEX S.A.B. de C.V.

Emergent BioSolutions Inc.	Concur Technologies, Inc.

Ford Motor Co.	Gilead Sciences, Inc.

General Electric Co.	Hornbeck Offshore Services, Inc.

HomeAway, Inc.	Infinera Corp.

Incyte Corp.	Insulet Corp.

InvenSense, Inc.	InterDigital, Inc.

Kinder Morgan, Inc.	NVIDIA Corp.

Post Holdings, Inc.	OPKO Health Inc.

Proofpoint, Inc.	SanDisk Corp.

Stratasys Ltd.	Unisys Corp.

Vodafone Group Plc	Volcano Corp.

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Portfolio of Investments March 31, 2014 (unaudited)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES – 56.2%

Airlines – 1.6%
Hawaiian Holdings, Inc., 5.00%, Due 3/15/16, (BBB)	$1,125,000	$2,074,922

Automobiles – 0.1%
Tesla Motors, Inc., 1.25%, Due 3/1/21, (A)	200,000	182,000

Biotechnology – 7.5%
AMAG Pharmaceuticals, Inc., 2.50%, Due 2/15/19, (A)	500,000	506,562
Array BioPharma Inc., 3.00%, Due 6/1/20, (BBB)	250,000	258,594
Cepheid, 1.25%, Due 2/1/21, (AA) (1)	300,000	324,375
Cubist Pharmaceuticals, Inc., 1.875%, Due 9/1/20, (A) (1)	1,100,000	1,329,625
Emergent BioSolutions Inc., 2.875%, Due 1/15/21, (A) (1)	800,000	862,000
Exelixis, Inc., 4.25%, Due 8/15/19, (BBB)	750,000	678,281
Gilead Sciences, Inc., 1.625%, Due 5/1/16, (A)	1,000,000	3,112,505
Incyte Corp., 1.25%, Due 11/15/20, (BBB) (1)	1,000,000	1,286,250
Merrimack Pharmaceuticals, Inc., 4.50%, Due 7/15/20, (BB)	250,000	254,062
OPKO Health Inc., 3.00%, Due 2/1/33, (A)	400,000	562,000
Regeneron Pharmaceuticals, Inc., 1.875%, Due 10/1/16, (AA)	250,000	892,969
		10,067,223

Capital Markets – 0.8%
FXCM Inc., 2.25%, Due 6/15/18, (AA)	1,000,000	1,037,500

Communications Equipment – 0.5%
Finisar Corp., 5.00%, Due 10/15/29, (NR)	75,000	187,875
Ixia, 3.00%, Due 12/15/15, (A)	500,000	530,000
		717,875

Construction & Engineering – 0.4%
Layne Christensen Co., 4.25%, Due 11/15/18, (A) (1)	500,000	522,500

Consumer Finance – 2.1%
DFC Global Corp., 3.25%, Due 4/15/17, (B)	1,250,000	1,071,875
Encore Capital Group, Inc., 3.00%, Due 7/1/20, (BBB) (1)	1,000,000	1,163,125
Portfolio Recovery Associates, Inc., 3.00%, Due 8/1/20, (A)	500,000	595,625
		2,830,625

Diversified Consumer Services – 0.8%
Carriage Services, Inc., 2.75%, Due 3/15/21, (BBB) (1)	1,000,000	1,052,505

Diversified Telecommunications Services – 0.6%
Alaska Communications Systems Group, Inc., 6.25%, Due 5/1/18, (BB)	1,000,000	838,750

Electrical Equipment – 0.2%
SolarCity Corp., 2.75%, Due 11/1/18, (BBB)	250,000	323,438

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Portfolio of Investments March 31, 2014 (continued)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES – CONTINUED

Electronic Equipment Instruments – 1.0%
InvenSense, Inc., 1.75%, Due 11/1/18, (A) (1)	$1,000,000	$1,272,500

Energy Equipment & Services – 1.1%
Bristow Group Inc., 3.00%, Due 6/15/38, (BB)	1,155,000	1,435,809

Food Products – 0.5%
Chiquita Brands International, 4.25%, Due 8/15/16, (CCC)	700,000	715,750

Health Care Providers & Services – 1.1%
Molina Healthcare Inc., 1.125%, Due 1/15/20, (A)	1,250,000	1,413,250

Hotels, Restaurants & Leisure – 0.8%
MGM Resorts International, 4.25%, Due 4/15/15, (B)	750,000	1,093,594

Household Durables – 1.3%
Jarden Corp., 1.875%, Due 9/15/18, (BB)	1,250,000	1,744,531

Insurance – 0.8%
AmTrust Financial Services, Inc., 5.50%, Due 12/15/21, (A)	750,000	1,100,625

Internet & Catalog Retail – 2.2%
HomeAway, Inc., 0.125%, Due 4/1/19, (AA) (1)	500,000	509,250
The Priceline Group Inc., 1.00%, Due 3/15/18, (BBB)	1,700,000	2,415,062
		2,924,312

Internet Software & Services – 2.5%
Equinix, Inc., 3.00%, Due 10/15/14, (B)	1,000,000	1,650,000
Move, Inc., 2.75%, Due 9/1/18, (A)	500,000	491,250
Web.com Group, Inc., 1.00%, Due 8/15/18, (A)	1,000,000	1,181,875
		3,323,125

IT Services – 0.8%
CSG Systems International, Inc., 3.00%, Due 3/1/17, (A)	900,000	1,108,125

Life Science Tools & Services – 1.0%
Illumina, Inc., 0.25%, Due 3/15/16, (AA)	750,000	1,364,535

Machinery – 0.8%
Chart Industries, Inc., 2.00%, Due 8/1/18, (BB)	750,000	1,010,156

Media – 0.5%
Liberty Media Corp., 1.375%, Due 10/15/23, (AA) (1)	750,000	705,469

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Portfolio of Investments March 31, 2014 (continued)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES – CONTINUED

Metals & Mining – 2.5%
A.M. Castle & Co., 7.00%, Due 12/15/17, (BBB)	$400,000	$646,000
Kaiser Aluminum Corp., 4.50%, Due 4/1/15, (BB)	1,000,000	1,508,125
RTI International Metals, Inc., 3.00%, Due 12/1/15, (A)	600,000	643,125
RTI International Metals, Inc., 1.625%, Due 10/15/19, (A)	500,000	494,062
		3,291,312

Oil, Gas & Consumable Fuels – 1.5%
Clean Energy Fuels Corp., 5.25%, Due 10/1/18, (BBB)	500,000	456,250
Goodrich Petroleum Corp., 5.00%, Due 10/1/32, (CCC)	992,000	1,025,480
Ship Finance International Ltd., 3.25%, Due 2/1/18, (B)	500,000	553,438
		2,035,168

Pharmaceuticals – 2.3%
Mylan Inc., 3.75%, Due 9/15/15, (BBB)	500,000	1,840,312
Salix Pharmaceuticals, Ltd., 2.75%, Due 5/15/15, (B)	300,000	674,062
Salix Pharmaceuticals, Ltd., 1.50%, Due 3/15/19, (B)	300,000	508,688
		3,023,062

Real Estate Investment Trusts – 2.9%
American Realty Capital Properties, Inc., 3.00%, Due 8/1/18, (A)	1,000,000	1,065,000
Colony Financial, Inc., 5.00%, Due 4/15/23, (A)	1,250,000	1,328,906
Lexington Realty Trust, 6.00%, Due 1/15/30, (BBB)	500,000	808,438
National Health Investors, Inc., 3.25%, Due 4/1/21, (A)	125,000	124,922
RAIT Financial Trust, 4.00%, Due 10/1/33, (BBB)	500,000	490,000
		3,817,266

Real Estate Management – 0.8%
Forest City Enterprises, Inc., 3.625%, Due 8/15/20, (B)	1,000,000	1,028,750

Semiconductors & Semiconductor Equipment – 8.0%
GT Advanced Technologies Inc., 3.00%, Due 12/15/20, (BBB)	850,000	1,377,531
Intel Corp., 2.95%, Due 12/15/35, (A) (2)	1,000,000	1,179,375
JinkoSolar Holding Co., Ltd., 4.00%, Due 2/1/19, (BB) (1)	500,000	453,750
Micron Technology, Inc., 3.00%, Due 11/15/43, (BB)	1,750,000	1,926,094
Photronics, Inc., 3.25%, Due 4/1/16, (A)	1,000,000	1,102,500
ReneSola Ltd., 4.125%, Due 3/15/18, (BB)	250,000	200,950
Rudolph Technologies Inc., 3.75%, Due 7/15/16, (A)	500,000	572,500
Spansion LLC, 2.00%, Due 9/1/20, (B)	500,000	702,812
SunEdison, Inc., 2.75%, Due 1/1/21, (BB) (1)	500,000	743,438
SunPower Corp., 4.50%, Due 3/15/15, (BBB)	1,000,000	1,520,625
Xilinx, Inc., 2.625%, Due 6/15/17, (A)	500,000	940,000
		10,719,575

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Portfolio of Investments March 31, 2014 (continued)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES – CONTINUED

Software – 6.0%
Bottomline Technologies, Inc., 1.50%, Due 12/1/17, (A)	$750,000	$983,906
Mentor Graphics Corp., 4.00%, Due 4/1/31, (AA)	1,000,000	1,248,750
NQ Mobile Inc., 4.00%, Due 10/15/18, (BBB) (1)	500,000	454,375
Nuance Communications, Inc., 2.75%, Due 11/1/31, (BB) (1)	2,000,000	2,013,750
Proofpoint, Inc., 1.25%, Due 12/15/18, (A) (1)	650,000	765,375
Take-Two Interactive Software, Inc., 1.75%, Due 12/1/16, (A)	1,250,000	1,647,656
TeleCommunication Systems, Inc., 7.75%, Due 6/30/18, (BBB)	1,000,000	975,000
		8,088,812

Textiles, Apparel & Luxury Goods – 1.8%
Iconix Brand Group, Inc., 2.50%, Due 6/1/16, (A)	1,000,000	1,363,125
Iconix Brand Group, Inc., 1.50%, Due 3/15/18, (A)	750,000	1,027,031
		2,390,156

Trading Companies & Distributors – 0.7%
Kaman Corp., 3.25%, Due 11/15/17, (A)	750,000	981,094

Wireless Telecommunication Services – 0.7%
SBA Communications Corp., 4.00%, Due 10/1/14, (A)	300,000	896,438

TOTAL CONVERTIBLE BONDS AND NOTES		75,130,752

CONVERTIBLE PREFERRED STOCK – 11.6%
	Shares

Commercial Banks – 2.5%
Huntington Bancshares, Inc., 8.50%, (BB)	1,250	1,606,250
Wells Fargo & Co., 7.50%, (BBB)	1,500	1,759,500
		3,365,750

Diversified Financial Services – 1.4%
Bank of America Corp., 7.25%, (BB)	1,600	1,830,736

Food Products – 1.8%
Post Holdings, Inc., 3.75%, (B)	8,300	1,049,950
Post Holdings, Inc., 2.50%, (B) (1)	5,000	553,125
Bunge Ltd., 4.875%, (BB)	7,500	795,000
		2,398,075

Machinery – 0.8%
Stanley Black & Decker, Inc., 6.25%, (BBB)	10,000	1,078,300

Oil, Gas & Consumable Fuels – 1.6%
Chesapeake Energy Corp., 5.75%, (B)	1,550	1,732,125
Halcon Resources Corp., 5.75%, (CCC)	500	412,500
		2,144,625

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Portfolio of Investments March 31, 2014 (continued)

	Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCK – CONTINUED

Real Estate Investment Trusts – 2.0%
Health Care REIT, Inc., 6.50%, (BB)	20,000	$1,110,600
Weyerhaeuser Co., 6.375%, (BBB)	30,000	1,637,100
		2,747,700

Specialty Retail – 0.6%
Amerivon Holdings LLC, 4.00%, (NR) (1,3,4)	643,516	763,660
Amerivon Holdings LLC, common equity units, (NR) (1,3,4)	272,728	16,364
		780,024

Thrift & Mortgage Finance – 0.9%
New York Community Capital Trust V, 6.00%, (BB)	24,000	1,174,800

TOTAL CONVERTIBLE PREFERRED STOCK		15,520,010

MANDATORY CONVERTIBLE SECURITIES – 8.1% (5)

Aerospace & Defense – 2.0%
United Technologies Corp., 7.50%, Due 8/1/15, (BBB)	40,000	2,662,800

Electric Utilities – 1.7%
NextEra Energy, Inc., 5.599%, Due 6/1/15, (BBB)	7,500	473,550
NextEra Energy, Inc., 5.799%, Due 9/1/16, (BBB)	10,000	541,600
NextEra Energy, Inc., 5.889%, Due 9/1/15, (BBB)	20,000	1,228,200
		2,243,350

Insurance – 1.4%
MetLife, Inc., 5.00%, Due 10/8/14, (BBB)	25,000	770,000
Maiden Holdings, Ltd., 7.25%, Due 9/15/16, (NR)	22,500	1,101,600
		1,871,600

Multi-Utilities – 1.1%
Dominion Resources, Inc., 6.125%, Due 4/1/16, (BBB)	12,500	718,750
Dominion Resources, Inc., 6.00%, Due 7/1/16, (BBB)	12,500	722,125
		1,440,875

Real Estate Investment Trusts – 0.9%
Crown Castle International Corp., 4.50%, Due 11/1/16, (B)	12,500	1,264,375

Road & Rail – 1.0%
Genesee & Wyoming, Inc., 5.00%, Due 10/1/15, (NR)	10,000	1,287,100

TOTAL MANDATORY CONVERTIBLE SECURITIES (5)		10,770,100

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Portfolio of Investments March 31, 2014 (continued)

	Shares	Value (Note 1)
COMMON STOCK – 23.4%

Automobiles – 1.2%
Ford Motor Co.	100,000	$1,560,000

Capital Markets – 0.7%
BlackRock Kelso Capital Corp.	105,831	970,469

Commercial Banks – 0.4%
Wells Fargo & Co.	10,200	507,348

Computers & Peripherals – 2.0%
EMC Corp.	70,000	1,918,700
Stratasys Ltd. (6)	7,500	795,675
		2,714,375

Diversified Financial Services – 0.7%
Citigroup Inc.	19,546	930,390

Diversified Telecommunications Services – 3.1%
AT&T Inc.	70,000	2,454,900
Verizon Communications Inc.	35,260	1,677,318
		4,132,218

Food Products – 1.0%
ConAgra Foods, Inc.	45,000	1,396,350

Household Products – 1.0%
Church & Dwight Co., Inc.	20,000	1,381,400

Industrial Conglomerates – 1.0%
General Electric Co.	50,000	1,294,500

Insurance – 0.6%
MetLife, Inc.	14,175	748,440

Media – 0.9%
Walt Disney Co.	15,000	1,201,050

Oil, Gas & Consumable Fuels – 2.5%
ConocoPhillips	26,782	1,884,114
Kinder Morgan, Inc.	45,000	1,462,050
		3,346,164

Pharmaceuticals – 4.4%
AbbVie Inc.	25,000	1,285,000
Bristol Myers Squibb Co.	10,000	519,500
Eli Lilly & Co.	15,000	882,900
Merck & Co., Inc	32,651	1,853,597
Pfizer Inc.	40,000	1,284,800
		5,825,797

E L L S W O R T H F U N D L T D . 2 0 1 4 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio of Investments March 31, 2014 (continued)

	Shares	Value (Note 1)
COMMON STOCK – CONTINUED

Real Estate Investment Trusts – 0.7%
Invesco Mortgage Capital Inc.	58,700	$966,789

Semiconductors & Semiconductor Equipment – 0.6%
Intel Corp.	30,000	774,300

Software – 0.9%
Microsoft Corp.	28,600	1,172,314

Wireless Telecommunication Services – 1.7%
SBA Communications Corp. (6)	10,500	955,080
Vodafone Group Plc (ADR)	35,909	1,321,810
		2,276,890

TOTAL COMMON STOCK		31,198,794

Total Convertible Bonds and Notes – 56.2%		$75,130,752
Total Convertible Preferred Stock – 11.6%		15,520,010
Total Mandatory Convertible Securities – 8.1%		10,770,100
Total Investments – 99.3%		31,198,794
Total Common Stock – 23.4%		132,619,656

Other Assets and Liabilites, Net – 0.7%		946,500
Total Net Assets – 100.0%		$133,566,156

(1)	Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at March 31, 2014 was $14,791,436, which represented 11.1% of the Fund’s net assets.

(2)	Contingent payment debt instrument which accrues contingent interest. See Note 1(e).

(3)	Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $780,024 at March 31, 2014, which represented 0.6% of the Fund’s net assets. See Note 1(c).

(4)	Restricted securities include securities that have not been registered under the Securities Act, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of March 31, 2014, the Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Price per Share	Value	% Net Assets
Amerivon Holdings LLC series A cv. pfd.	April 1, 2010	643,516	$1,500,000	$1.187	$763,660	0.57%
Amerivon Holdings LLC common equity units	April 1, 2010	272,728	0	0.060	16,364	0.01%

E L L S W O R T H F U N D L T D . 2 0 1 4 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio of Investments March 31, 2014 (continued)

(5)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(i).

(6)	Non-income producing security.

ADR = American Depositary Receipt.

Portfolio Ratings:	Summary of Portfolio Ratings *
		% of
Where a security is rated by Standard & Poor’s (S&P), such rating appears in parentheses next to such security (but without any applicable + or - that might apply).		Portfolio
	AAA	0
Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings to be functionally equivalent to one another, the S&P rating appears in parentheses next to such security (but without any applicable + or - that might apply).	AA	6
	A	30
	BBB	29
Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings not to be functionally equivalent to one another, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply).	BB	18
	B	12
	CCC & below	2
Where a security is not rated by S&P, but is rated by at least one other rating agency, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply). NR is used whenever a rating is unavailable.	Not Rated	3
	* Excludes common stock and cash.

S e e    a c c o m p a n y i n g    n o t e s    t o    f i n a n c i a l    s t a t e m e n t s

E L L S W O R T H F U N D L T D . 2 0 1 4 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

March 31, 2014
Assets:
Investments at value (cost $111,335,013) (Note 1)	$132,619,656
Cash	720,297
Receivable for securities sold	1,479,453
Dividends and interest receivable	731,310
Other assets	2,427
Total assets	135,553,143
Liabilities:
Payable for securities purchased	1,947,018
Accrued management fee (Note 2)	8,395
Other liabilities	31,574
Total liabilities	1,986,987

Net Assets	$133,566,156

Net assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$131,407
Additional paid-in capital	115,031,914
Accumulated net investment income loss	(2,357,485)
Accumulated net realized loss from investment transactions	(524,323)
Unrealized appreciation on investments	21,284,643

Net Assets	$133,566,156

Net asset value per share ($133,566,156 ÷ 13,140,692 outstanding shares)	$10.16

Statement of Operations (unaudited)

For the Six Months Ended March 31, 2014

Investment Income (Note 1):
Interest	$443,935
Dividends	1,247,492
Total income	1,691,427
Expenses (Note 2):
Management fee	454,973
Custodian	7,867
Transfer agent	18,633
Legal fees	37,500
Audit fees	21,000
Trustees’ fees	57,625
Administrative services fees	33,356
Reports to shareholders	30,500
Insurance	14,715
Other	54,890
Total expenses	731,059
Net Investment Income	960,368
Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions	8,351,601
Net unrealized appreciation of investments	83,451
Net gain on investments	8,435,052
Net Increase in Net Assets Resulting from Operations	$9,395,420

S e e    a c c o m p a n y i n g    n o t e s    t o    f i n a n c i a l    s t a t e m e n t s

E L L S W O R T H F U N D L T D . 2 0 1 4 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets
	Six Months Ended March 31, 2014(a)	Year Ended September 30, 2013
Change in net assets from operations:
Net investment income	$930,368	$2,340,873
Net realized gain from investment transactions	8,351,601	2,555,080
Net unrealized appreciation of investments	83,451	12,871,535
Net increase in net assets resulting from operations	9,395,420	17,767,488

Dividends to shareholders from:
Net investment income	(1,605,412)	(3,480,976)

Capital share transactions (Note 3):
Value of shares issued on reinvestment of distributions	305,503	373,863
Cost of shares purchased	(3,343,623)	—
Change in net assets resulting from capital share tranactions	(3,038,120)	373,863

Change in net assets	4,751,888	14,660,375

Net assets at beginning of period	$128,814,268	$114,153,893

Net assets at end of period	$133,566,156	$128,814,268

Undistributed net investment income at end of period	$(2,357,485)	$(1,712,386)

Financial Highlights Selected data for a share of beneficial interest outstanding:

	Six Months Ended March 31,		Years Ended September 30,
	2014 (a)		2013	2012	2011	2010	2009
Operating Performance:
Net asset value, beginning of period	$9.54		$8.48	$7.46	$7.95	$7.15	$7.18
Net investment income	0.07		0.18	0.19	0.22	0.26	0.33
Net realized and unrealized gain (loss)	0.67		1.15	1.08	(0.46)	0.84	(0.04)
Total from investment operations	0.74		1.33	1.27	(0.24)	1.10	0.29
Less Distributions:
Dividends from net investment income	(0.12)		(0.26)	(0.25)	(0.25)	(0.30)	(0.32)
Distributions from realized gains	—		—	—	—	—	—
Total distributions	(0.12)		(0.26)	(0.25)	(0.25)	(0.30)	(0.32)
Capital Share Transactions:
Anti-dilutive effect of share repurchases	—	(b)	—	—	—	—	—
Dilutive effect of dividend reinvestment	—		(0.01)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$10.16		$9.54	$8.48	$7.46	$7.95	$7.15
Market value, end of period	$8.60		$7.87	$7.35	$6.43	$7.17	$6.16
Total Return (c):
Total Market Value Return (%)	15.98		10.84	18.41	(7.13)	21.90	23.90
Total Net Asset Value Return (%)	16.70		16.45	17.75	(2.82)	16.40	6.10
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$133,566		$128,814	$114,154	$100,008	$106,233	$94,973
Ratio of expenses to average net assets (%)	1.1	(d)	1.1	1.1	1.1	1.1	1.2
Ratio of net investment income to average net assets (%)	1.5	(d)	1.9	2.3	2.6	3.5	5.5
Portfolio turnover rate (%)	33		48	39	47	62	71

(a)	Unaudited.
(b)	Amount less than $0.01.
(c)	Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(d)	Annualized.

E L L S W O R T H F U N D L T D . 2 0 1 4 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization – Ellsworth Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed–end management investment company.

(b) Indemnification – Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c)  Security Valuation – Investments in securities traded on a national securities exchange are valued at market price using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted unadjusted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 – Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The net change in unrealized appreciation from Level 3 investments held as of March 31, 2014 was $3,025 and is included in net unrealized appreciation of investments on the Statement of Operations. Transfers into or out of Level 3 are valued utilizing values as of the end of the period.

E L L S W O R T H F U N D L T D . 2 0 1 4 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(c) Security Valuation – (continued)

The following is a summary of the inputs used to value the net assets of Ellsworth Fund Ltd. as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stock:
Automobiles	$1,560,000	$—	$—	$1,560,000
Capital Markets	970,469	—	—	970,469
Commercial Banks	507,348	—	—	507,348
Computers & Peripherals	2,714,375	—	—	2,714,375
Diversified Financial Services	930,390	—	—	930,390
Diversified Telecommunication Services	4,132,218	—	—	4,132,218
Food Products	1,396,350	—	—	1,396,350
Household Products	1,381,400	—	—	1,381,400
Industrial Conglomerates	1,294,500	—	—	1,294,500
Insurance	748,440	—	—	748,440
Media	1,201,050	—	—	1,201,050
Oil, Gas & Consumable Fuels	3,346,164	—	—	3,346,164
Pharmaceuticals	5,825,797	—	—	5,825,797
Real Estate Investment Trusts	966,789	—	—	966,789
Semiconductors & SemiconductorEquipment	774,300	—	—	774,300
Software	1,172,314	—	—	1,172,314
Wireless Telecommunication Services	2,276,890	—	—	2,276,890
Total Common Stock	31,198,794	—	—	31,198,794

Convertible Bonds and Notes	—	75,130,752	—	75,130,752

Convertible Preferred Stock:
Commercial Banks	—	3,365,750	—	3,365,750
Diversified Financial Services	—	1,830,736	—	1,830,736
Food Products	—	2,398,075	—	2,398,075
Machinery	—	1,078,300	—	1,078,300
Oil, Gas & Consumable Fuels	—	2,144,625	—	2,144,625	>
Real Estate Investment Trusts	—	2,747,700	—	2,747,700
Specialty Retail	—	—	780,024	780,024
Thrift & Mortgage Finance	—	1,174,800	—	1,174,800
Total Convertible Preferred Stock	—	14,739,986	780,024	15,520,010
Mandatory Convertible Securities	—	10,770,100	—	10,770,100
Total Investments	$31,198,794	$100,640,838	$780,024	$132,619,656

Refer to the Fund’s Portfolio of Investments for a detailed breakdown of Common Stock, Convertible Bonds and Notes, Convertible Preferred Stock and Mandatory Convertible Securities. Transfers between levels are recognized at March 31, 2014, the end of the reporting period. The Fund recognized no transfers to or from Level 1 to Level 2.

E L L S W O R T H F U N D L T D . 2 0 1 4 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(c) Security Valuation (continued)

The following is a reconciliation of assets for which Level 3 inputs were used in determining value:

Description	Investments in Securities
Balance as of September 30, 2013	$776,999
Proceeds from sales	—
Gain/Loss	—
Change in unrealized appreciation (depreciation) (1)	3,025
Net transfers in/out of Level 3	—
Balance as of March 31, 2014	$780,024

(1)	Included in the net change of unrealized appreciation on investments in the Statement of Operations.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2014:

	Fair Value March 31, 2014	Valuation Methodologies	Unobservable Input (1)	Impact to Valuation from an Increase in Input (2)
Amerivon Holdings LLC series A cv. pfd. and common equity units	$780,024	Market Comparables/ Sum of the Parts Valuation/ Dividend Analysis	Liquidity Discount	Increase

(1) In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments.

(2) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

(d)  Federal Income Taxes – The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next six months. The major tax authority for the Fund is the Internal Revenue Service.

(e)  Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately $0.002 per share for the six months ended March 31, 2014. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At March 31, 2014, there were unrealized losses of approximately $0.02 per share on contingent payment debt instruments.

E L L S W O R T H F U N D L T D . 2 0 1 4 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(f)  Distributions to Shareholders – Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended September 30, 2013 and 2012 were as follows:

	2013	2012
Ordinary income	$3,480,976	$3,340,636
Net realized gain on investments	—	—
	$3,480,976	$3,340,636

At March 31, 2014, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$22,536,520
Unrealized depreciation	(2,398,690)
Net unrealized appreciation	20,137,830
Cost for federal income tax purposes	$112,482,122

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to differing methods of recognizing interest and ordinary income on bonds and notes for tax purposes.

(g)  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(h)  Regulated Investment Company Modernization Act – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Modernization Act) was signed into law. The Modernization Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

(i)  Market Risk – It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus, they expose the Fund to greater downside risk than traditional convertible securities but generally less than that of the underlying common stock. The market value of those securities was $10,770,100 at March 31, 2014, representing approximately 8.1% of net assets

E L L S W O R T H F U N D L T D . 2 0 1 4 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

NOTE 2 – MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 – PORTFOLIO ACTIVITY

At March 31, 2014, there were 13,140,692 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the six months ended March 31, 2014, 38,046 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $305,503.

During the six months ended March 31, 2014 the Fund purchased 405,236 capital shares in the open market at a cost of $3,342,899. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the NYSE MKT Exchange was 16.65%.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $42,919,758 and $42,848,292, respectively, for the six months ended March 31, 2014.

NOTE 4 – NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the Financial Accounting Standards Board issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure non-controlling ownership interest in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

NOTE 5 – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

E L L S W O R T H F U N D L T D . 2 0 1 4 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Approval of Advisory Contract

The independent trustees of the Fund renewed the advisory contract with Dinsmore Capital Management Co. in November 2013. The following are the material factors and conclusions that formed the basis for that approval.

The nature and extent of the advisory services provided by Dinsmore Capital – The Board of Trustees (the “Board”) of the Fund and the independent trustees reviewed the services provided by Dinsmore Capital under the Advisory Agreement. The Board noted that under the Advisory Agreement, Dinsmore Capital supervised all aspects of the Fund’s operations including the investment and reinvestment of cash, securities or other properties comprising the Fund’s assets. In this regard, the Board noted that under the Advisory Agreement Dinsmore Capital is responsible to, among other things, (a) supervise all aspects of the operations of the Fund; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Fund or any issuer of securities held or to be purchased by the Fund; (c) determine which issuers and securities will be represented in the Fund’s investment portfolio and regularly report thereon to the Board; (d) place orders for the purchase and sale of securities for the Fund; (e) take all appropriate actions regarding mergers, consolidations, elections, conversions, exchanges, etc. with respect to portfolio securities; and (f) take, on behalf of the Fund, such other action as Dinsmore Capital deems to be necessary or appropriate in connection with the above. Based on such review, both the Board as a whole and the independent trustees separately as a group concluded that the range of services provided by Dinsmore Capital under the Advisory Agreement was appropriate and that Dinsmore Capital currently has been providing services in accordance with the terms of the Advisory Agreement.

The quality of services provided by Dinsmore Capital – In reviewing the qualifications of Dinsmore Capital to provide investment advisory services, both the Board as a whole and the independent trustees separately as a group reviewed the credentials and experience of Dinsmore Capital’s investment personnel who will provide investment advisory services to the Fund, and considered Dinsmore Capital’s (i) portfolio and product review process, particularly its adherence to the Fund’s investment mandate, (ii) compliance function and its culture of compliance, (iii) use of technology, including the use, from time to time, of direct satellite links to issuer interviews and conferences, (iv) investment research operations (which involves meetings with issuers and analysts, attendance at investment seminars and visits to issuers, and the review of (a) financial newspapers, industry literature, publications and periodicals, (b) research materials prepared by others, (c) issuer annual reports and prospectuses, and (d) issuer press releases) and trading operations (which involves computerized execution of orders), and (v) focus on providing high quality services while keeping the Fund’s fees and expenses as low as possible. The Board as a whole and the independent trustees separately as a group also took into consideration the presentations made by Dinsmore Capital at prior Board meetings pertaining to its management of the Fund. Based on the review of these and other factors, both the Board as a whole and the independent trustees separately as a group determined and concluded that the quality of services provided by Dinsmore Capital has been exemplary, that Dinsmore Capital currently is providing services to the Fund in accordance with the terms of the Advisory Agreement, and that the independent trustees were confident that such services would continue in a similar fashion in 2014.

The performance of the Fund relative to comparable funds – Both the Board as a whole and the independent trustees separately as a group reviewed the performance of the Fund (at net asset value) during the past calendar year-to-date, one, three, five and ten years ended August 31, 2013 against the performance of other closed-end and open-end funds investing in convertible securities and believed by management to be in the Fund’s peer group. Mr. Dinsmore pointed out that some funds against which the Fund compared itself were of such a large size that they were required to make some investments in non-convertible securities (because of the limited size of the convertible securities market), which meant, in turn, that the comparison of such funds to the Fund was not perfect, particularly insofar as the Fund’s performance was compared with any fund which had

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Board Approval of Advisory Contract (continued)

invested heavily in equity securities during the past five years. Both the Board as a whole and the independent trustees separately as a group noted that the Fund’s performance was superior to the Advent Claymore Convertibles Securities Fund, one of the two funds which Dinsmore Capital believed were most similar to the Fund, for the three-, five-, and ten-year time periods, but that the Fund underperformed such fund for the year-to-date and one-year time periods. The Board and the independent trustees noted that the Fund’s performance was superior to that of the Gabelli Convertible & Income Fund, the other fund which Dinsmore Capital believed was most similar to the Fund, for the year-to-date, five- and ten-year time periods, but that the Fund underper-formed relative to such fund for the one- and three-year time periods. The Fund’s performance trailed the mean of 76 open-end convertible funds tracked by Lipper, Inc. for all time periods other than the year-to-date and three-year time periods. However, in evaluating the Fund’s performance against funds in the closed-end fund group, the Board as a whole and the independent trustees separately as a group took into account the fact that many of these competitors engage in leverage, which has increased their returns, but has done so with increased risk of loss. Because of this increased risk of loss, the Fund has traditionally not engaged in leverage. Mr. Dinsmore pointed out that at October 31, 2013 the Fund had outperformed the average of the U.S. closed-end funds which invest in convertible securities for the calendar year-to-date and one-year periods. The Board as a whole and the independent trustees separately as a group also noted that the portfolio manager’s investment approach is to make equity investments utilizing convertible securities to provide a total return similar to that of equity securities, but with lower volatility and higher income. They noted that in striving to maintain the current dividend level for shareholders the Fund’s portfolio needed a balance of issues that could represent a total return approach that would by necessity be less equity sensitive than the indices. The Board found the Fund’s performance to be near the mean and therefore, the independent trustees concluded that Fund performance was satisfactory.

The performance of the Fund relative to indices – Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past year-to-date, one, three, five, and ten years ended August 31, 2013 against the performance of the Bank of America Merrill Lynch All Convertibles Index (“VXA0”), the Bank of America Merrill Lynch Investment Grade Convertibles Index (“VXA1”), the Bank of America Merrill Lynch Speculative Grade Convertible Index, the Barclays Balanced Profile Index, and the S&P 500® Index. The Board as a whole and the independent trustees separately as a group noted that the Fund’s performance (on a GIPS format basis because the indices do not pay fees) was inferior to that of the VXA0 for the one-, three-, and five-year time periods, but the Fund outperformed for the ten-year time period. The Fund significantly outperformed the VXA1 for all time periods other than the year-to-date and one-year time periods where it underperformed, for the one year, by a mere eight basis points. The Fund outperformed the Speculative Grade Convertible Index for the year-to-date period but underperformed for all other time periods. The Fund outperformed the Barclays Balanced Profile Index for the year-to-date and three-year periods. In addition, the Fund’s performance was superior to that of the S&P 500® Index for the five- and ten-year time periods; however, the Fund underperformed the S&P 500® Index for the year-to-date, one- and three-year time periods. The Fund’s ten-year standard deviation was less than that of the S&P 500® Index. Based on this review and taking into account all of the other factors that the Board as a whole and the independent trustees separately as a group considered in determining whether to renew the Advisory Agreement, the Board as a whole and the independent trustees separately as a group concluded that performance was satisfactory.

Meetings with the Fund’s portfolio manager and investment personnel – Both the Board as a whole and the independent trustees separately as a group noted that they meet regularly with the Fund’s portfolio manager and investment personnel, and believe that such individuals are extremely competent and able to carry out their responsibilities under the Advisory Agreement. Moreover, the Board noted with approval the increased portfolio management responsibilities being shared with newer members of Dinsmore Capital.

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Board Approval of Advisory Contract (continued)

Overall performance of Dinsmore Capital – After considering the overall performance of Dinsmore Capital in providing investment advisory and administrative services to the Fund, both the Board as a whole and the independent trustees separately as a group concluded that such performance was satisfactory.

Fees relative to those of clients of Dinsmore Capital with comparable investment strategies – Both the Board as a whole and the independent trustees separately as a group noted that the Fund and Bancroft Fund Ltd. (the “Funds”) are the only clients of Dinsmore Capital, and that the advisory fee rates for the Funds are the same. Both the Board as a whole and the independent trustees separately as a group concluded that, because the fee rates are the same for both Funds, the current advisory fee rate of the Fund was fair as compared to the rate for Bancroft Fund Ltd.

Fees relative to those of comparable funds with other advisors – After reviewing the advisory fee rate and expense ratio for the Fund against the advisory fee rates and expense ratios for funds advised by other advisors in the Fund’s comparison group, both the Board as a whole and the independent trustees separately as a group determined that the Fund’s expense ratio was significantly lower than that of the other funds in the comparison group, and below that of most closed end funds. Accordingly, the Board concluded that the current advisory fee rate and other Fund fees and costs were fair and reasonable.

Expense limitations and fee waivers – Both the Board as a whole and the independent trustees separately as a group noted that, although there are no contractual expense limitations or fee waivers in effect for the Fund, Dinsmore Capital is very diligent in its efforts to keep expenses of the Fund as low as possible. The independent trustees also noted that the cost of compliance with regulatory initiatives was increasing. Both the Board as a whole and the independent trustees separately as a group concluded that the current level of expenses for the Fund was fair and reasonable.

Breakpoints and economies of scale – Both the Board and the independent trustees reviewed the structure of the Fund’s advisory fee under the Advisory Agreement, and noted that the fee includes one breakpoint for Fund assets of at least $100 million. Both the Board as a whole and the independent trustees separately as a group noted that the Fund’s assets were above the $100 million breakpoint. Both the Board and the independent trustees concluded that the Fund’s fee levels under the Advisory Agreement, therefore, reflect economies of scale and that it was not necessary to implement any further changes to the structure of the advisory fee for the Fund.

Profitability of Dinsmore Capital—Both the Board and the independent trustees reviewed information concerning the profitability and financial condition of Dinsmore Capital. In particular, the Board reviewed Dinsmore Capital’s financial statements including its statement of income and retained earnings, statement of cash flows, and audited balance sheet. The Board also reviewed Dinsmore Capital’s costs in providing services to the Funds. The Board noted that currently Dinsmore Capital’s sole source of revenue was fees from the Funds for providing advisory and administrative services to the Funds. The Board as a whole and the independent trustees separately as a group noted that Dinsmore Capital’s operations were at approximately break even during its most recent four fiscal years, despite the severe market downturn. Some independent trustees expressed concern about whether Dinsmore Capital would be able to maintain its high level of services to the Funds unless it was able to increase assets under management in future years. As a result, the independent trustees reiterated their prior advice that Dinsmore Capital increase its efforts to grow its assets under management. Based on the review of the profitability of Dinsmore Capital and its financial condition, both the Board as a whole and the independent trustees separately as a group concluded that the compensation to be paid by the Fund to Dinsmore Capital under the Advisory Agreement was not excessive.

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Board Approval of Advisory Contract (continued)

Dinsmore Capital’s financial soundness in light of the Fund’s needs – Both the Board and the independent trustees considered whether Dinsmore Capital is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that it does.

Benefits of soft dollars to Dinsmore Capital – Both the Board and the independent trustees discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Fund. Both the Board and the independent trustees recognized that Dinsmore Capital does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Fund. This research is used by Dinsmore Capital in making investment decisions for the Fund and for Bancroft Fund Ltd. Both the Board and the independent trustees also considered representations made by Dinsmore Capital that portfolio transactions received best execution. Because such research ultimately benefits the Fund, the Board and the independent trustees concluded that it was appropriate to receive proprietary research.

Historical relationship between the Fund and Dinsmore Capital – In determining whether to continue the Advisory Agreement for the Fund, both the Board and the independent trustees also considered the prior relationship among Dinsmore Capital and the Fund, as well as the independent trustees’ knowledge of Dinsmore Capital’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board as a whole and the independent trustees separately as a group also reviewed the general nature of the non-investment advisory services currently performed by Dinsmore Capital, such as administrative services, and the fees received by Dinsmore Capital for performing such services. In addition to reviewing such services, both the Board and the independent trustees also considered the organizational structure employed by Dinsmore Capital to provide those services. Based on the review of these and other factors, both the Board and the independent trustees concluded that Dinsmore Capital was qualified to provide non-investment advisory services to the Fund, including administrative services, and that Dinsmore Capital currently is providing satisfactory non-investment advisory services to the Fund.

Other factors and current trends – Both the Board and the independent trustees considered the culture of compliance and high ethical standards at Dinsmore Capital, and the efforts historically and currently undertaken by Dinsmore Capital to engage in best practices. Both the Board and the independent trustees noted Dinsmore Capital’s historical adherence to compliance procedures, as well as the Fund’s investment objectives, policies and restrictions. Both the Board as a whole and the independent trustees separately as a group concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should approve the continuance of the Advisory Agreement for the Fund.

After considering all of the above factors and based on informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to Dinsmore Capital under the Advisory Agreement is fair and reasonable. As a result, the Board concluded to renew the Advisory Agreement for an additional year.

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Miscellaneous Notes

Results of the 2014 Annual Shareholders Meeting

The Annual Meeting of Shareholders of the Fund was held on January 17, 2014. The results of the shareholder vote were:

1.	All persons nominated were elected.

Terms expiring in 2017	Shares voted for	Shares withheld
Thomas H. Dinsmore	11,175,283	495,891
Daniel D. Harding	11,278,351	392,823

2.	The Audit Committee’s appointment of Tait, Weller & Baker LLP as independent registered public accountants was ratified, as 11,585,543 shares voted for, 24,441 shares voted against and 61,190 shares abstained.

Notice of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about our shareholders. We receive personal information, such as the name, address and account balances of our shareholders, when transactions occur in Fund shares registered in their name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about our shareholders is restricted to our employees and service providers who need that information in order to provide services to them. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information.

For More Information About Portfolio Holdings

In addition to the annual and semi-annual reports that Ellsworth delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Ellsworth does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however, the schedules are available without charge, upon request, by calling (800) 914-1177 or at the Fund’s public website, www.ellsworthfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record

The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or at the Fund’s website at www.ellsworthfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on its executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of the Fund from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Board of Trustees	Internet
KINCHEN C. BIZZELL, CFA	www.ellsworthfund.com
ELIZABETH C. BOGAN, Ph.D.	email: info@ellsworthfund.com
THOMAS H. DINSMORE, CFA
DANIEL D. HARDING, CFA	Shareholder Services and Transfer Agent
JANE D. O’KEEFFE	American Stock Transfer & Trust Company, LLC
NICOLAS W. PLATT	6201 15th Avenue
Brooklyn, NY 11219
Officers	(888) 888-0314
THOMAS H. DINSMORE, CFA	www.amstock.com
Chairman of the Board
and Chief Executive Officer	Investment Adviser
Dinsmore Capital Management Co.
JAMES A. DINSMORE, CFA	65 Madison Avenue, Suite 550
President	Morristown, NJ 07960
(973) 631-1177
JANE D. O’KEEFFE
Executive Vice President	Custodian of Securities
Brown Brothers Harriman & Co.
GARY I. LEVINE
Executive Vice President, Chief Financial Officer	Beneficial Share Listing
and Secretary	NYSE MKT Exchange Symbol: ECF

H. TUCKER LAKE, JR.	Legal Counsel
Vice President	Ballard Spahr LLP

GERMAINE M. ORTIZ	Independent Registered Public Accounting Firm
Vice President	Tait, Weller & Baker LLP

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JUDITH M. DOUGHERTY
Assistant Vice President and Assistant Secretary

JOANN VENEZIA
Assistant Vice President

ELLSWORTH FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.ellsworthfund.com

ITEM 2.

CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6.

INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers as of March 31, 2014 is included as part of the report to shareholders, filed under Item 1 of this Form N-CSR.

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable to this semi-annual report.

(b) There has been no change as of the date of filing in any of the portfolio managers identified in Ellsworth Fund Ltd.’s (the “Fund”) most recent annual report on Form N-CSR.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, the following purchases were made by or on behalf of the Fund as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities registered by the Fund pursuant to Section 12 of the Exchange Act (15 U.S.C. 78l):

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total number of shares purchased	(b) Average price paid per share	(c) Total number of shares purchased as part of publicly announced plans or programs*	(d) Maximum number of shares that may yet be purchased under the plans or programs*
October 1 through October 31, 2013	15,836	$8.09	15,836	389,400
November 1 through November 30, 2013	84,349	$8.07	84,349	305,051
December 1 through December 31, 2013	71,796	$8.05	71,796	233,255
January 1 through January 31, 2014	143,056	$8.28	143,056	90,199
February 1 through February 28, 2014	35,386	$8.48	35,386	54,813
March 1 through March 31, 2014	54,813	$8.60	54,813	—
Total	405,236	$8.26	405,236	—

*On October 21, 2013, the Board of Trustees approved a share repurchase plan (the Repurchase Plan). Under the Repurchase Plan, the Fund may purchase, in the open market, up to 3% of its outstanding shares (up to 405,236 shares, based on shares of beneficial interest outstanding as of October 21, 2013).

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s board of trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)) or Item 10 of this Form N-CSR.

 ITEM 11.

CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of May 29, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Fund, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Fund’s disclosure controls and procedures, as defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940, as amended (the “Act”). Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Fund’s officers, including the PEO and PFO, concluded that, as of May 29, 2014, the Fund’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Fund is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Fund to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Fund Ltd.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   May 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   May 29, 2014

By:      /s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   May 29, 2014